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                        APPROVED________    DATE 12/7/98

                      1999 PRESIDENT'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1999 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 25, 1999. YOUR BONUS EARNINGS WILL BE BASED SOLELY ON EPS.



PROFITABILITY
     - $50,000 FOR ATTAINING EPS AS PER ANNEX                   $50,000
     - $5,000 FOR EACH $.01 OF EPS OVER ANNEX EPS          $5,000/$.01



THE BONUS PAY OUT FOR FISCAL 1999 WILL OCCUR ON OR BEFORE 3/15/00, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/25/99.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1999 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

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                        APPROVED________    DATE  12/7/98


                             1999 CHIEF FINANCIAL OFFICER'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1999 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 25, 1999. YOUR BONUS EARNINGS WILL BE BASED SOLELY ON EPS.



PROFITABILITY
     - $40,000 FOR ATTAINING EPS AS PER ANNEX                   $40,000
     - $4,000 FOR EACH $.01 OF EPS OVER ANNEX EPS          $4,000/$.01



THE BONUS PAY OUT FOR FISCAL 1999 WILL OCCUR ON OR BEFORE 3/15/00, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/25/99.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1999 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

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                        APPROVED________    DATE 12/7/98


               1999 EXECUTIVE VICE-PRESIDENT OF MERCHANDISING'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1999 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 25, 1999. YOUR BONUS EARNINGS WILL BE BASED UPON TWO AREAS OF COMPANY PERFORMANCE AS FOLLOWS:



1) PROFITABILITY
     - $30,000 FOR ATTAINING PLAN EPS AS PER ANNEX               $30,000
     - $3,000 FOR EACH $.01 OF EPS OVER ANNEX EPS          $3,000/$.01

2) COMP STORE SALE GAIN - TARGET AS PER ANNEX FOR TRACK 'N TRAIL
     AND OVERLAND TRADING STORES CONSOLIDATED.                  $15,000
     -$5,000 FOR EACH 1% OVER ANNEX                        $5,000/1%



THE EMPLOYEE WILL NOT BE ELIGIBLE TO PARTICIPATE IN THE BONUS PROGRAM UNLESS THE FIRST GOAL OF ATTAINING ANNEX EPS IS MET.

THE BONUS PAY OUT FOR FISCAL 1999 WILL OCCUR ON OR BEFORE 3/15/00, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/25/99.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1999 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

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                        APPROVED________    DATE 12/7/98


                             1999 VICE-PRESIDENT STORES BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1999 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 25, 1999. YOUR BONUS EARNINGS WILL BE BASED UPON TWO AREAS OF
TOTAL COMPANY PERFORMANCE AS FOLLOWS:



1) PROFITABILITY
     - $20,000 FOR ATTAINING PLAN EPS AS PER ANNEX              $17,500
     - $3,000 FOR EACH $.01 OF EPS OVER ANNEX EPS          $3,000/$.01

2) COMP STORE SALES GAIN - TARGET AS PER ANNEX FOR TRACK 'N TRAIL
     AND OVERLAND TRADING STORES CONSOLIDATED.                  $25,000
     -$7,500 FOR EACH 1% OVER ANNEX                        $7,500/1%



THE EMPLOYEE WILL NOT BE ELIGIBLE TO PARTICIPATE IN THE BONUS PROGRAM UNLESS THE FIRST GOAL OF ATTAINING ANNEX EPS IS MET.

THE BONUS PAY OUT FOR FISCAL 1999 WILL OCCUR ON OR BEFORE 3/15/00, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/25/99.

THIS BONUS PLAN IS EFFECTIVE FOR FISCAL 1999 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.

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                        APPROVED________    DATE 12/7/98


                             1999 VICE-PRESIDENT REAL ESTATE'S BONUS PROGRAM

WE ARE PLEASED TO ANNOUNCE THE 1999 BONUS PLAN FOR YOU, FOR THE PERIOD ENDING DECEMBER 25, 1999. YOUR BONUS EARNINGS WILL BE BASED UPON THREE AREAS OF TOTAL COMPANY PERFORMANCE AS FOLLOWS:



1) PROFITABILITY
     - $15,000 FOR ATTAINING EPS AS PER ANNEX                   $15,000
     - $3,000 FOR EACH $.01 OF EPS OVER ANNEX EPS          $3,000/$.01

2) TIMELY STORE OPENINGS
   CONSTRUCTION WILL BE CONSIDERED TIMELY IF THE TOTAL "OPEN" WEEKS FOR THE PROJECTS IDENTIFIED ON THE ATTACHED ANNEX MEETS OR
   EXCEEDS THE TOTAL WEEKS AS PER ANNEX

   THE SUM OF THE ACTUAL DAYS OPEN IN THE FISCAL YEAR WILL BE SUMMED
   AND DIVIDED BY 7 TO DETERMINE BONUS "WEEKS"
   STORE OPENINGS WILL FOLLOW THE FISCAL CALENDAR,
   (I.E. AN APRIL STORE OPENING WILL COMMENCE ON MARCH 28TH)
   STORES OPEN IN EXCESS OF THE ATTACHED SCHEDULE WILL BE ADDED TO THE PLANNED WEEKS OPEN FOR BONUS CALCULATIONS. REMODELS ARE NOT INCLUDED. STORE RELOCATIONS ARE NOT CONSIDERED STORE OPENINGS.

     - $15,000 FOR ATTAINING "OPEN" WEEKS AS PER ANNEX          $15,000
     - $225 FOR EACH ADDITIONAL WEEK OPEN                          $225


3) CONSTRUCTION BUDGET MET - $15,000
     THE CONSTRUCTION BUDGET WILL BE CONSIDERED MET IF TOTAL CAPITALIZED COSTS FALL AT OR BELOW THE TOTAL AS PER ANNEX. IN THE EVENT THAT NOT ALL STORES ARE BUILT, THE CFO WILL REMOVE THE BUDGET FROM THE STORES NOT BUILT. STORES CONSTRUCTED IN EXCESS OF THE ORIGINAL PLAN WILL BE
     ADDED TO THE CAPITAL BUDGET AT $95,000 FOR TNT STORES AND $105,000
     FOR OTC STORES, ASSUMING THEY ARE A FULL BUILD-OUT (EXCLUDING TEMPS). THE CALCULATIONS WILL BE PERFORMED BY THE CFO, AND ALL DECISIONS REST SOLELY WITH THE COMPANY. AS A NOTE, REMODELS HAVE BEEN EXCLUDED
     FROM THE ATTACHED LIST AND WILL NOT FACTOR INTO THE BONUS
     CALCULATIONS.

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   CONSTRUCTION BUDGET SAVINGS
     PARTICIPANT WILL EARN 5% OF THE SAVINGS BY WHICH THEY FALL UNDER THE FINAL CAPITAL BUDGET. CONTRIBUTIONS FROM THE LANDLORD WHICH ARE SPECIFICALLY TENANT IMPROVEMENT ALLOWANCES (CONTRIBUTIONS TO THE CONSTRUCTION COSTS) WILL BE DEDUCTED FROM THE TOTAL COST TO ARRIVE AT THE ACTUAL COST FOR BONUS PURPOSES. "FREE" RENT OR ANY OTHER MONIES RECEIVED WHICH ARE NOT SPECIFICALLY CONSTRUCTION MONIES (AS DETERMINED BY ACCOUNTING PRINCIPLES) WILL NOT BE CONSIDERED FOR THIS REDUCTION. CONSTRUCTION QUALITY MUST BE COMPLETED WITHIN THE SPECIFICATIONS AS APPROVED BY THE PRESIDENT.

NOTE: THERE ARE MANY VARIABLES IN THIS BONUS PROGRAM WHICH MAY BE DIFFICULT TO PREDICT OR ADDRESS AT THIS TIME. DUE TO THIS REASON, THE CFO WILL RESOLVE ISSUES AS NECESSARY WHICH ARE NOT DIRECTLY ADDRESSED THROUGH THE ORIGINAL INTENT OF THE PLAN. ALL DECISIONS ARE FINAL AND REST SOLELY WITH THE CFO OR PRESIDENT.


THE EMPLOYEE WILL NOT BE ELIGIBLE TO PARTICIPATE IN THE BONUS PROGRAM UNLESS THE FIRST GOAL OF ATTAINING ANNEX EPS IS MET.

THE BONUS PAYOUT FOR FISCAL 1999 WILL OCCUR ON OR BEFORE 3/15/00, FOR EACH PARTICIPANT THAT WAS EMPLOYED AS OF 12/25/99.

THE BONUS PLAN IS EFFECTIVE FOR FISCAL 1999 ONLY, AND THE COMPANY RESERVES THE RIGHT TO ELIMINATE OR CHANGE THE BONUS PROGRAM FOR FUTURE PERIODS.